UMB Scout Funds

STOCK SELECT FUND

A no-load mutual fund that invests substantially all its assets in common stocks considered to have an above-average ability to increase their earnings and dividends.

PROSPECTUS May 16, 1999

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed on the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


PROSPECTUS
MAY 16, 1999

Toll-Free 800-996-2862

UMB Scout Stock Select Fund
Investment Adviser and Manager:
UMB BANK, N.A.
Kansas City, Missouri

Distributor:
JONES & BABSON, INC.
Kansas City, Missouri                                                   Page

TABLE OF CONTENTS
Information About the Fund
    Investment Objective and Principal Investment Strategies            2
    Principal Risk Factors                                              2
    Fees and Expenses                                                   3
    Investment Adviser and Manager                                      4

Information About Investing
    How to Purchase Shares                                              5
    How to Redeem Shares                                                5
    Conducting Business with the UMB Scout Funds                        6
    Additional Policies about Transactions                              8
    Shareholder Services                                                8
    How Share Price is Determined                                       9
    Dividends, Distributions and their Taxation                         9




INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The objective of the UMB Scout Stock Select Fund is long-term growth of both capital and dividend income. To pursue this objective, the Fund normally invests substantially all (at least 90%) of its assets in common stocks of companies that are considered to be valuable due to the above-average ability of the companies to increase their earnings and dividends. The Fund's investment adviser and manager is UMB Bank, n.a.

When deciding what to buy, the investment adviser focuses on:

  The company's earnings power

  The company's ability to pay dividends

  The value of the company's assets.

The adviser favors a "buy and hold" approach to common stock investing, and therefore the Fund tends to hold individual common stocks for longer-term periods. The adviser believes that the fundamental value of most well-managed companies does not change rapidly, although there may be wide variations in a company's stock price. A "buy and hold" approach also reduces portfolio turnover, which can lower transaction fees and may result in lower taxes for investors.

The Fund normally invests at least 90% of its assets in common stocks. However, if the adviser believes that negative economic or market conditions make it more difficult to achieve growth of capital through investment in common stocks, the Fund may seek its objective by investing a higher percentage of its assets in preferred stocks, fixed income securities convertible into common stocks, high-grade bonds or other investments that may provide income. In such cases, the Fund will resume investing primarily in common stocks when conditions warrant.

The Fund intends to hold a small percentage of cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when the Fund attempts to respond to adverse market, economic, political or other conditions, by investing up to 100% of its assets in those types of investments for temporary defensive purposes. During those times, the Fund will not be able to pursue its investment objective and, instead, will focus on preserving your investment.

Shareholder approval is not required to modify the Fund's investment objective or policies.

PRINCIPAL RISK FACTORS

Common stocks are subject to market, economic and business risks that will cause their prices to fluctuate over time. Since the Fund is comprised primarily of common stocks, the value of the Fund will go up and down. As with any mutual fund, there is a risk that you could lose money by investing in the Fund. However, we believe that the risk can be reduced through careful management and diversification of assets.

Computer systems that cannot process and calculate date-related information as of and after January 1, 2000, are a concern for financial and business organizations around the world. We are taking steps to address the Year 2000 issue for the computers we use, and have asked that our major service providers take comparable steps. Also, the Fund's investment adviser is using its best efforts to evaluate any potential adverse effects from the Year 2000 issue that may affect companies whose stock may be purchased by the Fund. However, there is no way to be sure that these steps will completely protect the Fund from being affected.

The shares offered by this prospectus are not deposits or obligations of, nor guaranteed or endorsed by, UMB Bank, n.a., or any of its affiliate banks. They are not federally insured by the Federal Deposit Insurance Corporation (F.D.I.C.), the Federal Reserve Board or any other agency. These shares involve investment risks, including the possible loss of the principal invested.


FEES & EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is new as of May 16, 1999, so the amount of "Other Expenses," "Total Annual Fund Operating Expenses" and the "Example" are based on estimates for the first year of operation.

Shareholder Fees
(Fees paid directly from your investment)
	Maximum Sales Charge (Load) Imposed on Purchases		None
        Maximum Deferred Sales Charge (Load)                            None
        Maximum Sales Charge (Load) Imposed on Reinvested Dividends     None
        Redemption Fee                                                  None
        Exchange Fee                                                    None

Annual Fund Operating Expenses
(Expenses deducted from Fund assets)
        Management Fees                                                 0.85%
        Distribution (12b-1) Fees                                       None
        Other Expenses                                                  0.01%
        Total Annual Fund Operating Expenses                            0.86%

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		1 Year	3 Years
		$90	$270


INVESTMENT ADVISER AND MANAGER

UMB Bank, n.a., is the Fund's investment adviser and manager. James L. Moffett has been the manager of UMB Scout Stock Select Fund since its inception in 1999. He is a Chartered Financial Analyst. He joined UMB Bank Kansas in 1979, and has over 30 years of investment management experience, including management of the UMB Scout WorldWide Fund since that Fund's inception in 1993.

As manager, UMB Bank, n.a., provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Fund. This includes investment management and supervision; fees of the custodian, independent auditors and legal counsel; officers, directors and other personnel; rent; shareholder services; and other items incidental to corporate administration. Operating expenses not required in the normal operation of the Fund are payable by the Fund. These expenses include taxes, interest, governmental charges and fees, including registration of the Fund with the Securities and Exchange Commission and fees payable to the various states. The Fund also pays its own brokerage costs, dues, and all extraordinary costs including expenses arising out of anticipated or actual litigation or administrative proceedings.

For its services, the Fund pays UMB Bank, n.a., a fee at the annual rate of 85/100 of one percent (0.85%) of average daily net assets. The Management Agreement limits the liability of UMB Bank, n.a., as well as its officers, directors and personnel, to acts or omissions involving willful malfeasance, bad faith, gross negligence or reckless disregard of their duties. UMB Bank, n.a., is located at 1010 Grand Boulevard, Kansas City, MO 64106.

Jones & Babson, Inc., serves as transfer agent and principal underwriter for the Fund. Jones & Babson, Inc., was founded in 1959 and is located at BMA Tower, 700 Karnes Boulevard, Kansas City, MO 64108-3306.

HOW TO PURCHASE SHARES

No-Load Fund
            There are no sales commissions or Rule 12b-1 distribution fees

How to Buy Shares (see chart on next page for details)
            By phone, mail or wire
            Through Automatic Monthly Investments
            Through exchanges from other UMB Scout Funds

Minimum Initial Investment
            $1,000 for most accounts
            $250 for IRA and Uniform Transfer (Gift) to Minors accounts $100 with Automatic Monthly Investments
            $1,000 for exchanges from another UMB Scout Fund

Minimum Additional Investment
            $100 for purchases by phone or mail ($1,000 for wire purchases) $50 for Automatic Monthly Investments
            $1,000 for exchanges from another UMB Scout Fund

Minimum Account Size
You must maintain a minimum account size equal to the current minimum initial investment (usually $1,000). If your account falls below this amount due to redemptions (not market action) we may notify you and ask you to increase the account to the minimum. We will close the account and send your money if you do not bring the account up to the minimum within 60 days after we mail you the notice.

HOW TO REDEEM SHARES

You may withdraw from your Fund account at any time in the following amounts:
  any amount for redemptions requested by mail or phone
  $500 or more for redemptions wired to your account (there may be a fee)
  $50 or more for redemptions by a systematic redemption plan (there may be a fee)
  $1,000 or more for exchanges to another fund
  $100 or more for redemptions by automatic monthly exchange to another fund



CONDUCTING BUSINESS WITH THE UMB SCOUT FUNDS

BY PHONE

800-996-2862,
in the Kansas City area 751-5900

You must authorize each type of telephone transaction on your account application or the appropriate form, available from us. All account owners must sign. When you call, we may request personal identification and tape record the call.

How to Open an Account

If you already have an account with us and you have authorized telephone exchanges, you may call to open an account in another
UMB Scout Fund by exchange ($1,000 minimum). The names and registrations on the accounts must be identical.

How to Add to an Account

You may invest ($100 minimum) by telephone. After we receive your telephone call, we will deduct from your checking account the cost of the shares.

Availability of this service is subject to approval by the Fund and participating banks.

How to Sell Shares

You may withdraw any amount by telephone ($500 minimum if wired). We will send funds only to the address or bank account on file with us. Provide the Fund's name, your account number, the names of each account owner (exactly as registered), and the number of shares or dollar amount to be redeemed. For wires, also provide the bank name and bank account number.

How to Exchange Shares

You may exchange shares ($1,000 minimum or the initial minimum fund requirement) for shares in another UMB Scout Fund. The shares being exchanged must have been held in open account for 15 days or more.


BY MAIL

UMB Scout Funds
P.O. Box 410498
Kansas City, MO 64141-0498

How to Open an Account

Complete and sign the application included with this Prospectus. Your initial investment must meet the minimum amount. Make your check payable to UMB Bank, n.a.

How to Add to an Account
Make your check ($100 minimum) payable to UMB Bank, n.a., and mail it to us. Always identify your account number or include the detachable coupon (from your confirmation statement).

How to Sell Shares

In a letter, include the genuine signature of each registered owner (exactly as registered), the name of each account owner, the account number and the number of shares or the dollar amount to be redeemed. We will send funds only to the address of record.

How to Exchange Shares

In a letter, include the genuine signature of each registered owner, the account number, the number of shares or dollar amount to be exchanged ($1,000 minimum) and the UMB Scout Fund into which the amount is being transferred.



BY WIRE

UMB Bank, n.a.,
Kansas City, Missouri, ABA
   #101000695
For UMB Scout Stock Select Fund/
   AC=98xxxx-xxxx
OBI=(your account number and
   account name)

How to Open an Acount

Call us first to get an account number. We will require information such as your Social Security or Taxpayer Identification Number, the amount being wired ($1,000 minimum), and the name and telephone number of the wiring bank. Then tell your bank to wire the amount. You must send us a completed application as soon as possible or payment of your redemption proceeds may be delayed.

How to Add to an Account

Wire share purchases ($1,000 minimum) should include the names of each account owner, your account number and the UMB Scout Fund in which you are purchasing shares. You should notify us by telephone that you have sent a wire purchase order to UMB Bank, n.a.

How to Sell Shares

Redemption proceeds ($1,000 minimum) may be wired to your pre-identified bank account. A minimal fee may be deducted. If we receive your request before 4:00 p.m. (Eastern Time) we will normally wire funds the following business day. If we receive your request later in the day, we will normally wire funds on the second business day. Contact your bank about the time of receipt and availability.

How to Exchange Shares

Not applicable.



THROUGH AUTOMATIC TRANSACTION PLANS

You must authorize each type of automatic transaction on your account application or complete an authorization form, available from us upon request. All registered owners must sign.

How to Open an Account

Not applicable.

How to Add to an Account

Automatic Monthly Investment:
You may authorize automatic monthly investments in a constant dollar amount ($50 minimum) from your checking account. We will draft your checking account on the same day each month in the amount you authorize.

How to Sell Shares

Systematic Redemption Plan:
You may specify a dollar amount ($50 minimum) to be withdrawn monthly or quarterly or have your shares redeemed at a rate calculated to exhaust the account at the end of a specified period. A fee of $1.50 or less may be charged for each withdrawal. You must own shares in an open account valued at $10,000 when you first authorize the systematic redemption plan. You may cancel or change your plan or redeem all your shares at any time. We will continue withdrawals until your shares are gone or until the Fund or you cancel the plan.

How to Exchange Shares

Monthly Exchanges:
You may authorize monthly exchanges from your account ($100 minimum) to another UMB Scout Fund. Exchanges will be continued until all shares have been exchanged or until you terminate the service.



ADDITIONAL POLICIES ABOUT TRANSACTIONS

We cannot process transaction requests that are not complete and in good order as described in this section. We may cancel or change our transaction policies without notice. To avoid delays, please call us if you have any questions about these policies.

Purchases - We may reject orders when not accompanied by payment or when in the best interest of the Fund and its shareholders.

Redemptions - We try to send proceeds as soon as practicable. In any event, we send proceeds by the third business day after we receive a request in good order. We cannot accept requests that contain special conditions or effective dates. We may request additional documentation to ensure that a request is genuine. Under certain circumstances, we may pay you proceeds in the form of portfolio securities owned by the Fund. If you receive securities instead of cash, you may incur brokerage costs when converting them into cash.

If you request a redemption within 15 days of purchase, we will delay sending your proceeds until we have collected unconditional payment, which may take up to 15 days from the date of purchase. For your protection, if your account address has been changed within the last 30 days, your redemption request must be in writing and signed by each account owner, with signature guarantees. The right to redeem shares may be temporarily suspended in emergency situations, only as permitted under federal law.

Signature Guarantees - You can get a signature guarantee from most banks or securities dealers, but not a notary public. For your protection, we require a guaranteed signature if you request:

   A redemption check sent to a different payee, bank or address than we have on file.
   A redemption check mailed to an address that has been changed within the last 30 days.
   A redemption for $50,000 or more in writing.
   A change in account registration or redemption instructions.

Corporations, Trusts and Other Entities - Additional documentation is normally required for corporations, fiduciaries and others who hold shares in a representative or nominee capacity. We cannot process your request until we have all documents in the form required. Please call us first to avoid delays.

Exchanges to Another Fund - You must meet the minimum investment requirement of the fund into which you are exchanging. The names and registrations on the two accounts must be identical. Your shares must have been held in an open account for 15 days or more and we must have received good payment before we will exchange shares. You should review the Prospectus of the fund being purchased. Call us for a free copy.

Telephone Services - During periods of increased market activity, you may have difficulty reaching us by telephone. If this happens, contact us by mail. We may refuse a telephone request, including a telephone redemption request. We will use reasonable procedures to confirm that telephone instructions are genuine. If such procedures are followed, the Fund will not be liable for losses due to unauthorized or fraudulent instructions. At our option, we may limit the frequency or the amount of telephone redemption requests. Neither the Fund nor Jones & Babson, Inc., assumes responsibility for the authenticity of telephone redemption requests.

SHAREHOLDER SERVICES

The following services are also available to shareholders. Please call 800-996-2862 for more information:

  Traditional IRA accounts
  Roth IRA accounts
  Education IRA
  Simplified Employee Pensions (SEPs)
  Uniform Transfers (Gifts) to Minors accounts
  Accounts for corporations or partnerships
  Sub-Accounting Services for Keogh, tax qualified retirement plans, and others
  Prototype Retirement Plans for the self-employed, partnerships and corporations.

HOW SHARE PRICE IS DETERMINED

Shares of the Fund are purchased or redeemed at the net asset value per share next calculated after your purchase order and payment or redemption order is received in good order. In the case of certain institutions which have made satisfactory payment or redemption arrangements with the Fund and have received your purchase, payment or redemption order, we may process the order at the net asset value per share next effective after receipt by us from the institution.

The per share calculation is made by subtracting from the Fund's total assets any liabilities and then dividing into this amount the total outstanding shares as of the date of the calculation. The net asset value per share is computed once daily, Monday through Friday, at 4:00 p.m. (Eastern Time) on days when the Fund is open for business. These generally are the same days that the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on weekends, national holidays and Good Friday.

Each security owned by the Fund that is listed on an Exchange is valued at its last sale price on that Exchange on the date when assets are valued. Where the security is listed on more than one Exchange, the Fund will use the price of that Exchange which it generally considers to be the principal Exchange on which the stock is traded. Lacking sales, the security is valued at the mean between the last current closing bid and asked prices. An unlisted security for which over-the-counter market quotations are readily available is valued at the mean between the last current bid and asked prices. When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith by the Board of Directors.

DIVIDENDS, DISTRIBUTIONS AND THEIR TAXATION

The Fund pays shareholders distributions from its net investment income semi-annually, usually in June and December. Distributions from net capital gains that it has realized on the sale of securities will be declared annually before December 31. Your distributions will be reinvested automatically in additional shares of the Fund unless you have elected on your original application, or by written instructions filed with the Fund, to have them paid in cash. There are no fees or sales charges on reinvestments.

Tax Considerations - In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

When you sell your shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different UMB Scout Fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.

Backup Withholding - By law, the Fund must withhold 31% of your taxable distributions and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS instructs the Fund to do so.

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.







UMB SCOUT FUNDS
100% No-Load Mutual Funds
 Stock Fund
 Stock Select Fund
 Regional Fund
 WorldWide Fund
 WorldWide Select Fund
 Capital Preservation Fund
 Balanced Fund
 Bond Fund
 Kansas Tax-Exempt Bond Fund*
 Money Market Fund
 Tax-Free Money Market Fund

*Available in Kansas and Missouri only.

Manager and Investment Adviser
UMB Bank, n.a.,
Kansas City, Missouri

Auditors
Baird, Kurtz & Dobson,
Kansas City, Missouri

Legal Counsel
Stradley, Ronon, Stevens & Young, LLP
Philadelphia, Pennsylvania

Custodian
UMB Bank, n.a.,
Kansas City, Missouri

Underwriter, Distributor and Transfer Agent
Jones & Babson, Inc.
Kansas City, Missouri


ADDITIONAL INFORMATION

The Statement of Additional Information (SAI) contains additional information about the Fund and is incorporated by reference into this Prospectus. The Fund's annual and semi-annual reports to shareholders contain additional information about the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You may obtain a free copy of these documents by calling, writing or e-mailing the Fund as shown below. You also may call the toll-free number given below to request other information about the Fund and to make shareholder inquiries.

You may review and copy the SAI and other information about the Fund by visiting the Securities and Exchange Commission's Public Reference Room in Washington, DC (1-800-SEC-0330) or by visiting the Commission's Internet site at http://www.sec.gov. Copies of this information also may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the Commission, Washington, DC 20549.


UMB Scout Funds

P.O. Box 410498
Kansas City, MO 64141-0498

toll free 800-996-2862

www.umb.com

"UMB" and "Scout" are registered service marks of UMB Financial
Corporation.
UMB Financial Corporation also claims service mark rights to the Scout design.

PART B

UMB SCOUT STOCK SELECT FUND
a series of UMB Scout Stock Fund, Inc.

STATEMENT OF ADDITIONAL INFORMATION

May 16, 1999

This Statement is not a Prospectus but should be read in conjunction with the current Prospectus of the Fund dated May 16, 1999. To obtain the Prospectus or any Annual or Semi-Annual Report to shareholders, please call the Fund toll-free at 1-800-996-2862, or in the Kansas City area 751-5900.

TABLE OF CONTENTS
                                                                Page

Introduction                                                    2
Information About the Fund's Investments                        2
  Objective and Principal Investment Strategy                   2
  Repurchase Agreements                                         2
  Cash Management                                               2
  Foreign Securities                                            3
  Fundamental Investment Policies and Restrictions              3
  Non-Fundamental Investment Policies and Restrictions          4
  Fund Transactions                                             5
Performance Data                                                6
  Performance Measures                                          6
  Performance Comparisons                                       6
Purchasing and Selling Shares                                   7
  Purchases                                                     7
  Sales (Redemptions)                                           7
  Signature Guarantees                                          8
  How Share Price Is Determined                                 8
  Additional Purchase and Redemption Policies                   8
Management of the Company and Fund                              9
  Directors and Officers                                        9
  Compensation                                                  10
  Investment Adviser and Manager                                10
  Underwriter and Distributor                                   11
  Transfer Agent and Fund Accounting Agent                      11
  Custodian                                                     11
  Independent Auditor                                           11
Distributions and Taxes                                         11
General Information and History                                 12
Appendix-Credit Ratings                                         13


INTRODUCTION

The UMB Scout Stock Select Fund (hereafter, the "Fund") is a series of UMB Scout Stock Fund, Inc. (hereafter, the "Company"). The Fund is classified as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). This classification means that the assets of the Fund are invested in a diversified portfolio of securities and that the Fund operates as a mutual fund, allowing shareholders to buy and sell shares at any time (as described in the Prospectus).

This Statement of Additional Information supplements the information contained in the Prospectus of the Fund.

INFORMATION ABOUT THE FUND'S INVESTMENTS

Objective and Principal Investment Strategy

The Fund's investment objective is long-term growth of both capital and dividend income. Its principal investment strategy is to purchase common stocks with above average potential for growth and income. The Fund's investments are selected by UMB Bank, n.a., which serves as investment adviser and manager. The objective and principal investment strategy are discussed in detail in the Prospectus.

Repurchase Agreements

The Fund may invest in issues of the United States Treasury or a United States government agency subject to repurchase agreements. A repurchase agreement involves the sale of securities to the Fund with the concurrent agreement by the seller to repurchase the securities at the Fund's cost plus interest at an agreed rate upon demand or within a specified time, thereby determining the yield during the Fund's period of ownership. The result is a fixed rate of return insulated from market fluctuations during such period. Under the 1940 Act, repurchase agreements are considered loans by the Fund.

The Fund will enter into repurchase agreements only with United States banks having assets in excess of $1 billion which are members of the Federal Deposit Insurance Corporation, and with certain securities dealers who meet the qualifications set from time to time by the Board of Directors of the Company. The term to maturity of a repurchase agreement normally will be no longer than a few days. Repurchase agreements maturing in more than seven days and other illiquid securities will not exceed 15% of the net assets of the Fund.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, disposition of the underlying securities may be delayed pending court proceedings. Finally, it is possible that the Fund may not be able to perfect its interest in the underlying securities. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.

Cash Management

For purposes including but not limited to meeting redemptions and unanticipated expenses, the Fund may invest a portion of its assets in cash or high-quality, short-term debt obligations readily changeable into cash. In addition, the Fund may invest up to 100% of its assets in such securities for temporary or emergency purposes. Such high quality, short-term debt obligations may include:

(1) certificates of deposit, bankers' acceptances and other short-term obligations issued domestically by United States commercial banks having assets of at least $1 billion and which are members of the Federal Deposit Insurance Corporation or holding companies of such banks; (2) commercial paper of companies rated P-2 or higher by Moody's Investors Service, Inc. (Moody's) or A-2 or higher by Standard and Poor's Corporation (S&P), or if not rated by either Moody's or S&P, a company's commercial paper may be purchased by the Fund if the company has an outstanding bond issue rated Aa or higher by Moody's or AA or higher by S&P; (3) short-term debt securities which are non-convertible and which have one year or less remaining to maturity at the date of purchase and which are rated Aa or higher by Moody's or AA or higher by S&P; (4) negotiable certificates of deposit and other short-term debt obligations of savings and loan associations having assets of at least $1 billion and which are members of the Federal Home Loan Banks Association and insured by the Federal Savings and Loan Insurance Corporation.

Please see the Appendix of this Statement of Additional Information for the Descriptions of the various credit ratings referred to above.

Foreign Securities

The Fund may occasionally invest in foreign equity securities or ADRs (American Depository Receipts which are issued by banks or trust companies representing ownership interests of securities issued by foreign companies). Investing in foreign securities poses additional risks. For instance, foreign governments and economies may not be as well-developed and stable as those in the United States and foreign securities markets may not be subject to
comparable regulation.   Also, the relative value between the US dollar and
foreign currencies may fluctuate.   Thus a potential gain in the market value
of fund assets denominated in a foreign currency could be offset when converted to dollars. The Fund does not intend investments in foreign securities to exceed 5% of the Fund's assets.

Fundamental Investment Policies and Restrictions

The Fund has adopted the following fundamental investment policies and restrictions which cannot be changed without the approval of a "majority of the outstanding voting securities" of the Fund. Under the 1940 Act, a "majority of the outstanding voting securities" of the Fund means the vote of: (i) more than 50% of the outstanding voting securities of the Fund; or
(ii) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less. In cases where the current legal or regulatory limitations are explained, such explanations are not part of the fundamental restriction and may be modified without shareholder approval to reflect changes in the legal and regulatory requirements.

Concentration. The Fund will not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, or its agencies or instrumentalities. The SEC staff currently takes the position that a mutual fund concentrates its investments in a particular industry if 25% or more of its total assets are invested in issuers within the industry.

In applying the Fund's fundamental policy concerning concentration, it is a matter of non-fundamental policy that investments in certain categories of companies will not be considered to be investments in a particular industry. For example: (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (ii) technology companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing, or telecommunications will each be a separate industry; (iii) asset-backed securities will be classified according to the underlying assets securing such securities; and (iv) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

Senior Securities and Borrowing. The Fund may not borrow money or issue senior securities except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit. The following information is intended to describe the current regulatory limits relating to senior securities and borrowing activities that apply to mutual funds. This description may be changed without shareholder approval to reflect legal or regulatory changes. A fund may borrow up to 5% of its total assets for temporary purposes and may also borrow from banks, provided that if borrowings exceed 5%, the fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the fund's other assets. The effect of this provision is to allow a fund to borrow from banks amounts up to one-third (33 1/3%) of its total assets (including those assets represented by the borrowing). Funds are generally not permitted to issue senior securities, which is defined under the 1940 Act generally as an obligation of a Fund with respect to its earnings or assets that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. However, a fund is permitted to engage in a number of types of transactions that might be considered to raise "senior securities" or leveraging concerns, as long as certain conditions are met which are designed to protect fund shareholders. For example, a fund can engage in short sales, certain options and futures transactions, reverse repurchase agreements and enter into securities transactions that obligate the fund to pay money at a future date (when-issued, forward commitment or delayed delivery transaction), provided the fund segregates liquid collateral with its custodian sufficient to cover its obligation.

Underwriting. The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Real Estate. The Fund may not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

Commodities. The Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

Lending. The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Non-Fundamental Investment Policies and Restrictions

In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectus, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval.

Diversification. The Fund is classified as a diversified investment company. Therefore, the Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one issuer (except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities), or purchase more than 10% of the voting securities of any one issuer. The Fund may not change its classification from diversified to non-diversified without shareholder approval.

Other Investment Companies. The Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, the Fund may not operate as a fund of funds which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a fund of funds. Under current legal and regulatory requirements, the Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of any investment company or invest more than 10% of its total assets in the securities of other investment companies.

Illiquid Securities. The Fund may not invest more than 15% of its net assets in securities which it can not sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

Investment Techniques. The Fund believes the true value of a company's stock is determined by its earning power, dividend-paying ability, and in many cases, by its assets. Consequently, the primary emphasis will be placed on progressive well-managed companies in growing industries that have demonstrated both a consistent and an above-average ability to increase their earnings and dividends and which have favorable prospects of sustaining such growth. The Fund also believes that the intrinsic worth and the consequent value of the stock of most well-managed and successful companies usually does not change rapidly, even though wide variations in the price may occur. So normally, long-term positions in stocks will be taken and maintained while the company's record and prospects continue to meet with management's approval. The Fund will change its investment when, in management's judgment, economic and market conditions make such a course desirable. But such changes will be no more than is necessary to carry out the Fund's objectives.

Fund Transactions

Decisions to buy and sell securities for the Fund are made by the Fund's investment adviser and manager, UMB Bank, n.a. Officers of the investment adviser are generally responsible for implementing or supervising these decisions, including allocation of portfolio brokerage and principal business and the negotiation of commissions and/or the price of the securities.

In instances where securities are purchased on a commission basis, the Fund will seek competitive and reasonable commission rates based on circumstances of the trade involved. The Fund will seek the best available combination of execution and overall price (which shall include the cost of the transaction) consistent with the circumstances which exist at the time. The Fund does not intend to solicit competitive bids on each transaction.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the adviser may seek execution of trades at a commission rate that is higher than the rate that may be available from other brokers, if the commission rate is reasonable in relation to the brokerage and research services provided to the adviser by the broker or dealer. Such services may include, but are not limited to, information as to the availability of securities for purchase or sale, statistical or factual information, or opinions pertaining to investments. Allocation of brokerage is reviewed regularly by both the Board of Directors for the Fund and by the investment adviser.

Research services furnished by broker-dealers may be useful to the Fund's adviser in serving other clients, as well as the Fund. Conversely, the Fund may benefit from research services obtained by the manager or its investment counsel from the placement of portfolio brokerage of other clients.

The Fund believes it is in its best interest and that of its shareholders to have a stable and continuous relationship with a diverse group of financially strong and technically qualified broker-dealers who will provide quality executions at competitive rates. Broker-dealers meeting these qualifications also will be selected for their demonstrated loyalty to the Fund, when acting on its behalf, as well as for any research or other services provided to the Fund. Substantially all of the portfolio transactions are through brokerage firms which are members of the New York Stock Exchange which is typically the most active market in the size of the Fund's transactions and for the types of securities predominant in the Fund's portfolio. When buying securities in the over-the-counter market, the Fund will select a broker who maintains a primary market for the security unless it appears that a better combination of price and execution may be obtained elsewhere.

Since the Fund does not market its shares through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, it may place Fund orders with qualified broker-dealers who recommend the Fund to other clients, or who act as agents in the purchase of the Fund's shares for their clients.

When it appears to be in the best interests of its shareholders, the Fund may join with other clients of the investment adviser in acquiring or disposing of a portfolio holding. Securities acquired or proceeds obtained will be equitably distributed between the Fund and other clients participating in the transaction. In some instances, this investment procedure may affect the price paid or received by the Fund or the size of the position obtained by the Fund.

PERFORMANCE DATA

Performance Measures

The Fund may advertise "average annual total return" over various periods of time. Such total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis). When considering "average" total return figures for periods longer than one year, it is important to note that a Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period.

The Fund's "average annual total return" figures are computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

		P(1+T)n	=	ERV

Where:	P	=	a hypothetical initial payment of $1000

        T       =       average annual total return

	n	=	number of years

	ERV	=	Ending Redeemable Value of a hypothetical
                        $1000 payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the 1, 5 or 10 year (or other) periods (or fractional portions thereof).


Performance Comparisons

In advertisements or in reports to shareholders, the Fund may compare its performance to that of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, it may compare its performance to rankings prepared by Lipper Analytical Services, Inc. (Lipper), a widely recognized independent service which monitors the performance of mutual funds, or other mutual fund comparison sources such as CDA Mutual Fund Report, or Mutual Fund Source Book (published by Morningstar), or other information published by Morningstar. The Fund may compare its performance to the Standard & Poor's 500 Stock Index (S&P 500), an index of unmanaged groups of common stocks, the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the NYSE, the Dow Jones Composite Average, and its component averages, the Wiltshire 5000 Equity Index, or the Consumer Price Index. Performance information, rankings, ratings, published editorial comments and listings as reported in national financial publications such as Kiplinger's Personal Finance Magazine, Business Week, Morningstar Mutual Funds, Investor's Business Daily, Institutional Investor, The Wall Street Journal, Mutual Fund Forecaster, No-Load Investor, Money, Forbes, Fortune, U.S. News & World Report, Changing Times, Financial World and Barron's may also be used in comparing performance of the Fund. The Fund may also make comparisons to historical data compiled by the research departments of broker-dealer firms or to financial or economic indicators published by Ibbotson Associates. Performance comparisons should not be considered as representative of the future performance of the Fund.





PURCHASING AND SELLING SHARES
Purchases

We will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. We cannot process transaction requests that are not complete and in good order as described in the prospectus. If you use the services of any other broker to purchase or redeem shares of the Fund, that broker may charge you a fee. Each order accepted will be fully invested in whole and fractional shares, unless the purchase of a certain number of whole shares is specified, at the net asset value per share next effective after the order is accepted by the Fund.

Each investment is confirmed by a year-to-date statement which provides the details of the immediate transaction, plus all prior transactions in your account during the current year. This includes the dollar amount invested, the number of shares purchased or redeemed, the price per share, and the aggregate shares owned. A transcript of all activity in your account during the previous year will be furnished each January. By retaining each annual summary and the last year-to-date statement, you have a complete detailed history of your account which provides necessary tax information. A duplicate copy of a past annual statement is available from Jones & Babson, Inc. at its cost, subject to a minimum charge of $5 per account, per year requested.

Normally, the shares which you purchase are held by the Fund in open account, thereby relieving you of the responsibility of providing for the safekeeping of a negotiable share certificate. Should you have a special need for a certificate, one will be issued on request for all or a portion of the whole shares in your account. There is no charge for the first certificate issued. A charge of $3.50 will be made for any replacement certificates issued. In order to protect the interests of the other shareholders, share certificates will be sent to those shareholders who request them only after the Fund has determined that unconditional payment for the shares represented by the certificate has been received by its custodian, UMB Bank, n.a.

If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. To recover any such loss, the Fund reserves the right to redeem shares owned by any purchaser whose order is canceled, and such purchaser may be prohibited or restricted in the manner of placing further orders.

The Fund reserves the right in its sole discretion to withdraw all or any part of the offering made by the prospectus or to reject purchase orders when, in the judgment of management, such withdrawal or rejection is in the best interest of the Fund and its shareholders.

The Fund reserves the right to refuse to accept orders for Fund shares unless accompanied by payment, except when a responsible person has indemnified the Fund against losses resulting from the failure of investors to make payment. In the event that the Fund sustains a loss as the result of failure by a purchaser to make payment, the Fund's underwriter, Jones & Babson, Inc., will cover the loss.

Sales (Redemptions)

We will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. We cannot process transaction requests that are not complete and in good order. We must receive an endorsed share certificate with a signature guarantee, where a certificate has been issued.

The Telephone/Telegraph Redemption Service may only be used for non certificated shares held in an open account. We reserve the right to refuse a telephone or telegraph redemption request. At our option, we may pay such redemption by wire or check. We may reduce or waive the $10 charge for wiring redemption proceeds in connection with certain accounts.

To participate in the Systematic Redemption Plan your dividends and capital gains distributions must be reinvested in additional shares of the Fund.

The right of redemption may be suspended, or the date of payment postponed beyond the normal three-day period by the Board of Directors under the following conditions authorized by the Investment Company Act of 1940: (1) for any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable, or (b) it is not reasonably practicable for the Fund to determine the fair value of its net assets; or (3) for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.

The Fund may elect to redeem shares "in-kind" by transferring portfolio securities to the redeeming shareholder. If shares are redeemed in kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "How Share Price is Determined" in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

Signature Guarantees

Signature guarantees normally reduce the possibility of forgery and are required in connection with each redemption method to protect shareholders from loss. Signature guarantees are required in connection with all redemptions of $50,000 or more by mail or changes in share registration, except as provided in the Prospectus. Signature guarantees must appear together with the signature(s) of the registered owner(s) on:
(1)	a written request for redemption;

(2)	a separate instrument of assignment, which should specify the total number of shares to be redeemed (this "stock power" may be obtained from the Fund or from most banks or stock brokers); or

(3)	all stock certificates tendered for redemption.

How Share Price is Determined

The net asset value per share is computed once daily, Monday through Friday, at 4:00 p.m. (Eastern Time) except: days when the Fund is not open for business; days on which changes in the value of portfolio securities will not materially affect the net asset value; days during which no purchase or redemption order is received by the Fund; and customary holidays.

The Fund does not compute its net asset value on the following customary holidays:

New Year's Day                  January 1
Martin Luther King Jr. Day	Third Monday in January
Presidents' Holiday		Third Monday in February
Good Friday                     Friday before Easter
Memorial Day                    Last Monday in May
Independence Day		July 4
Labor Day                       First Monday in September
Thanksgiving Day		Fourth Thursday in November
Christmas Day                   December 25


Additional Purchase and Redemption Policies

We reserve the right to:
 Waive or increase the minimum investment requirements with respect to any person or class of persons, which include shareholders of the Fund's special investment programs.

 Cancel or change the telephone investment service, the telephone/telegraph exchange service and the automatic monthly investment plan without prior notice to you where in the best interest of the Fund and its investors.

 Cancel or change the telephone/telegraph redemption service at any time without notice.

 Begin charging a fee for the telephone investment service or the automatic monthly investment plan and to cancel or change these services upon 15 days written notice to you.

 Begin charging a fee for the telephone/telegraph service and to cancel or change the service upon 60 days written notice to you.

 Begin charging a fee for the systematic redemption plan upon 30 days written notice to you.

 Waive signature guarantee requirements in certain instances where it appears reasonable to do so and will not unduly affect the interests of other shareholders. We may waive the signature guarantee requirement if you authorize the telephone/telegraph redemption method at the same time you submit the initial application to purchase shares.

 Require signature guarantees if there appears to be a pattern of redemptions designed to avoid the signature guarantee requirement, or if we have other reason to believe that this requirement would be in the best interests of the Fund and its shareholders.

MANAGEMENT OF THE COMPANY AND FUND

Directors and Officers

The officers of the Company manage the day-to-day operations of the Company and the Fund. The Company's officers, as well as the Fund's investment adviser and manager, are subject to the direct supervision and control of the Board of Directors. Four of the five members of the Board of Directors are considered to be independent Directors because they are not "interested persons" of the Company or the investment adviser, as that term is defined in the 1940 Act. Under Maryland corporate law, all of the Directors owe a fiduciary duty to the shareholders of the Fund.

The following is a list of the senior officers and directors of the Fund and their ages and business experience for the past five years. Unless noted otherwise, the address of each officer and director is BMA Tower, 700 Karnes Blvd., Kansas City, Missouri 64108-3306.

Larry D. Armel (56), President and Director. President and Director, Jones & Babson, Inc., President and Director (or Trustee) of the nine investment companies within the Babson Mutual Fund Group; President and Director of the nine investment companies within the UMB Scout Funds group; President and Director of the five investment companies within the Buffalo Group of Mutual Funds; President and Director of Investors Mark Series Fund, Inc. and Director of AFBA Five Star Fund, Inc.

William E. Hoffman, D.D.S. (60), Director. Director of each of the nine investment companies within the UMB Scout Funds group; Orthodontist, 3700 West 83rd Street, Suite 206, Prairie Village, Kansas 66208.

Eric T. Jager (55), Director. Director of each of the nine investment companies within the UMB Scout Funds group; President, Windcrest Investment Management, Inc.; Director, Bartlett Futures, Inc., Nygaard Corporation, 4800 Main Street, Suite 600, Kansas City, Missouri 64112.

Stephen F. Rose (50), Director. Director of each of the nine investment companies within the UMB Scout Funds group; President, Sun Publications, Inc., 7373 W. 107th Street, Overland Park, Kansas 66212.

Stuart Wien (75), Director. Director of each of the nine investment companies within the UMB Scout Funds group; Retired, 4589 West 124th Place, Leawood, Kansas 66209, formerly Chairman of the Board, Milgram Food Stores, Inc.

P. Bradley Adams (38), Vice President and Treasurer. Vice President and Treasurer, Jones & Babson, Inc.; Vice President and Treasurer of the nine investment companies within the Babson Mutual Fund Group; Vice President and Treasurer of the nine investment companies within the UMB Scout Funds group; Vice President and Treasurer of the five investment companies within the Buffalo Group of Mutual Funds; Vice President and Chief Financial Officer, AFBA Five Star Fund, Inc.; Principal Financial Officer, Investors Mark Series Fund, Inc.

W. Guy Cooke (38),  Vice President and Chief Compliance Officer.     Chief
Compliance Officer, Jones & Babson, Inc.; Vice President and Chief Compliance Officer of the nine investment companies within the Babson Mutual Fund Group; Vice President and Chief Compliance Officer of the nine investment companies within the UMB Scout Funds group; Vice President and Chief Compliance Officer of the five investment companies within the Buffalo Group of Mutual Funds; Vice President and Chief Compliance Officer, AFBA Five Star Fund, Inc. Mr. Cooke joined Jones & Babson in March 1998 and previously was Director of Compliance at American Century Companies.

Martin A. Cramer (49), Vice President and Secretary. Vice President and Secretary, Jones & Babson, Inc.; Vice President and Secretary of the nine investment companies within the Babson Mutual Fund Group; Vice President and Secretary of the nine investment companies within the UMB Scout Funds group; Vice President and Secretary of the five investment companies within the Buffalo Group of Mutual Funds; Secretary and Assistant Vice President, AFBA Five Star Fund, Inc.; Secretary, Investors Mark Series Fund, Inc.

Rhonda L. Grimes (39), Vice President. Control and Technology Integration, Vice President and Director, Jones & Babson, Inc.; Vice President of the nine investment companies within the Babson Mutual Fund Group; Vice President of the nine investment companies within the UMB Scout Funds group; Vice President of the five investment companies within the Buffalo Group of Mutual Funds; Vice President, AFBA Five Star Fund, Inc. Ms. Grimes joined Jones and Babson in December 1998 and previously was Client Services Manager at DST Systems.

Constance E. Martin (37), Vice President. Assistant Vice President, Jones & Babson, Inc.; Vice President of the nine investment companies within the Babson Mutual Fund Group; Vice President of the nine investment companies within the UMB Scout Funds group; and Vice President of the five investment companies within the Buffalo Group of Mutual Funds.

Compensation

None of the officers or directors will be compensated by the Fund for their normal duties and services. Their compensation and expenses arising out of normal operations will be paid by UMB Bank, n.a. under the provisions of the Management Agreement. As an "interested" Director, Mr. Armel receives no compensation for his service as a Director.

Messrs. Hoffman, Jager, Rose and Wien have no financial interest in, nor are they affiliated with, either UMB Bank, n.a. or Jones & Babson, Inc. The Audit Committee of the Board of Directors is composed of Messrs. Hoffman, Jager, Rose and Wien.

The officers and directors of the Company as a group own less than 1% of the Fund.

The Fund will not hold annual meetings except as required by the 1940 Act and other applicable laws. The Company is a Maryland corporation. Under Maryland law, a special meeting of stockholders of the Fund must be held if the Fund receives the written request for a meeting from the stockholders entitled to cast at least 25% of all the votes entitled to be cast at the meeting.


Investment Adviser and Manager

UMB Bank, n.a. serves as the investment adviser and manager of the Fund, pursuant to a Management Agreement with the Company. As investment adviser, the Bank provides professional portfolio managers who make all decisions concerning the investment and reinvestment of the assets of the Fund in accordance with the Fund's stated investment objective and policies. As manager, UMB Bank, n.a. either provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Fund. The Management Agreement for the Fund provides that the Fund will pay UMB Bank, n.a. management fees equal to 0.85% of the average annual net assets of the Fund.

Underwriter and Distributor

Jones and Babson, Inc., BMA Tower, 700 Karnes Boulevard, Kansas City, Missouri 64108-3306, serves as the principal underwriter and distributor of the Fund's shares. The shares are continuously offered by Jones & Babson, who has agreed, as agent of the Fund, to use its best efforts to distribute shares of the Fund. Jones and Babson pays all sales and distribution expenses, other than registration fees and other governmental charges.

Jones and Babson does not receive compensation or reimbursement for its distribution and underwriting activities from the Fund. Instead, it is compensated by UMB Bank, n.a. for other services provided to the company and Fund. As indicated in the "Directors and Officers" section of this Statement of Additional Information, the following officers of Jones and Babson are directors or officers of the Company: Larry D. Armel, P. Bradley Adams, Martin A. Cramer and Constance E. Martin.

Transfer Agent and Fund Accounting Agent

As manager, UMB Bank, n.a. employs Jones and Babson, Inc. at its own expense to provide services to the Company and Fund, including the maintenance of a shareholder accounting and transfer agency system, and such other items as are incidental to corporate administration.

Custodian

The Fund's assets are held for safekeeping by an independent custodian, UMB Bank, n.a. This means the bank, rather than the Fund, has possession of the Fund's cash and securities. As directed by the Company's officers and portfolio managers, the bank delivers cash to those who have sold securities to the Fund in return for such securities, and to those who have purchased portfolio securities from the Fund, it delivers such securities in return for their cash purchase price. It also collects income directly from issuers of securities owned by the Fund and holds this for payment to shareholders after deduction of the Fund's expenses. UMB Bank, n.a. also serves as investment adviser and manager, and receives compensation for all of its services through receipt of management fees.

Independent Auditor

The Company's financial statements are audited annually by independent auditors approved by the directors each year, and in years in which an annual meeting is held the directors may submit their selection of independent auditors to the shareholders for ratification. Baird, Kurtz & Dobson, City Center Square, Suite 2700, 1100 Main Street, Kansas City, Missouri 64105, is the Company's present independent auditor.


DISTRIBUTIONS AND TAXES


Distributions of net investment income. The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Distributions of capital gains. The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the Fund.

Information on the tax character of distributions.   The Fund will inform you
of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be taxed as a regulated investment company. The Fund intends to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

Excise tax distribution requirements. To avoid federal excise taxes, the Internal Revenue Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of fund shares. Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different UMB Scout Fund, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

U.S. Government Obligations. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion are different for corporations.

Dividends-Received Deduction for Corporations. If you are a corporate shareholder, you should note that the Fund anticipates that some percentage of the dividends it pays will qualify for the dividends-received deduction. In some circumstances, you will be allowed to deduct these qualified dividends, thereby reducing the tax you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.



GENERAL INFORMATION AND HISTORY

UMB Scout Stock Fund, Inc. (previously defined as the "Company") was incorporated in the State of Maryland on July 29, 1982 and has a present authorized capitalization of 30,000,000 shares of common stock, par value $1.00 per share. The company's shares are divided into two separate series -- the UMB Scout Stock Fund series and the UMB Scout Stock Select Fund series (previously defined as the "Fund"). Shares of each series represent interests in a separate portfolio of investments, and each series is effectively a separate mutual fund. All shares of a series are of the same class with like rights and privileges. Each full and fractional share, when issued and outstanding, has: (1) equal voting rights with respect to matters which affect the series, and (2) equal dividend, distribution and redemption rights to the assets of the series. Shares when issued are fully paid and non-assessable. Shareholders do not have pre-emptive or conversion rights.

Non-cumulative voting - The shares of each series have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors, if they choose to do so, and in such event, the holders of the remaining less than 50% of the shares voting will not be able to elect any directors.

The Maryland General Corporation Law permits registered investment companies, such as the Company, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Investment Company Act of 1940. The Fund has adopted the appropriate provisions in its By-Laws and may not, at its discretion, hold annual meetings of shareholders for the following purposes unless required to do so: (1) election of directors; (2) approval of continuance of any investment advisory agreement; (3) ratification of the selection of independent auditors; and (4) approval of a distribution plan. As a result, the Fund does not intend to hold annual meetings.

The Fund may use the name "UMB" and "Scout" in its name so long as UMB Bank, n.a. is continued as investment adviser or manager.




APPENDIX
DESCRIPTION OF FIXED INCOME RATINGS

Standard & Poor's Corporation (S&P):

AAA - Highest Grade. These securities possess the ultimate degree of protection as to principal and interest. Marketwise, they move with interest rates, and hence provide the maximum safety on all counts.

AA - High Grade. Generally, these bonds differ from AAA issues only in a small degree. Here too, prices move with the long-term money market.

A - Upper-medium Grade. They have considerable investment strength, but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but, to some extent, also economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc.  (Moody's):

Aaa - Best Quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large, or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - High Quality by All Standards. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater.

A - Upper-medium Grade. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have predominantly speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked
shortcomings.  Note:	Moody's applies numerical modifiers 1, 2 and 3 in each
generic rating classification from Aa to B. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range rating; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

Fitch Investors Service:

Debt instruments rated "AAA", "AA", "A", "BBB" are considered to be investment grade.

AAA Highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA+, AA or AA- Investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA".

A+, A or A- Investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB+, BBB or BBB-   Investment grade and of satisfactory credit quality.
The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB+, BB or BB- Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B+, B or B- Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC+, CCC or CCC- Bonds have certain identifiable characteristics which if not remedied may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default of payment of interest or principal.

DDD, DD or D	Bonds are in default of interest and/or principal payments.
Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds. "D" represents the lowest potential for recovery.

NR Indicates That Fitch Does Not Rate The Specific Issue




DESCRIPTION OF COMMERCIAL PAPER RATINGS

Moody's - Moody's commercial paper rating is an opinion of the ability of an issuer to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's has one rating - prime. Every such prime rating means Moody's believes that the commercial paper note will be redeemed as agreed. Within this single rating category are the following classifications:

Prime - 1 	Highest Quality
Prime - 2 	Higher Quality
Prime - 3 	High Quality

The criteria used by Moody's for rating a commercial paper issuer under this graded system include, but are not limited to the following factors:

(1)	evaluation of the management of the issuer;

(2)	economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas;

(3)	evaluation of the issuer's products in relation to competition and customer acceptance;

(4)	liquidity;

(5)	amount and quality of long-term debt;

(6)	trend of earnings over a period of ten years;

(7)	financial strength of a parent company and relationships which exist with the issuer; and

(8)	recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

S&P - Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 270 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

"A" -	Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

"A-1" - This designation indicates that the degree of safety regarding timely payment is very strong.

"A-2" - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming.

"A-3" - Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

"B" -	Issues rated "B" are regarded as having only an adequate capacity for timely payment. Furthermore, such capacity may be damaged by changing conditions or short-term adversities.

"C" -	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

"D" -	This rating indicates that the issuer is either in default or is expected to be in default upon maturity.

	Fitch:

F1+	Exceptionally Strong Credit Quality.  Issues assigned this rating are regarded as having the strongest degree of assurance for payment.

F1	Very Strong Credit Quality.  Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than "F1+".

F2	Good Credit Quality.  Issues assigned this rating have a
satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F1+" and "F1".

F3	Fair Credit Quality.  Issues assigned this rating have
characteristics suggesting that the degree of assurance of timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

FS	Weak Credit Quality.  Issues assigned this rating have
characteristics suggesting a minimal degree of assurance of timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D	Default.  Issues assigned this rating have characteristics
suggesting a minimal degree of assurance of timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

LOC	The symbol LOC indicated that the rating is based upon a letter of credit default issued by a commercial bank.























JB176                                                                  05/99